CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND
                      SECTION 906 OF THE SARBANES-OXLEY ACT

I, Kenneth C. Anderson, Presidentof ABN AMRO Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with  the  requirements  of  Section  13(a)  or  15(d)  of   the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    DECEMBER 29, 2004                  /S/ KENNETH C. ANDERSON
     ----------------------                 ------------------------------------
                                            Kenneth C. Anderson, President
                                            (principal executive officer)


I, Gerald Dillenburg, Senior Vice President, Secretary & Treasurerof ABN AMRO Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with  the  requirements  of  Section  13(a)  or  15(d)  of   the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    DECEMBER 29, 2004             /S/ GERALD DILLENBURG
     ----------------------            ------------------------------------
                                       Gerald Dillenburg, Senior Vice President,
                                       Secretary & Treasurer
                                       (principal financial officer)